UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2021

MATERION CORPORATION

(Exact name of registrant as specified in its charter)

Ohio 001-15885 34-1919973

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6070 Parkland Blvd., Mayfield Hts., Ohio 44124

(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value MTRN New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Introductory Note
As previously disclosed, on September 19, 2021, Materion Corporation, an Ohio corporation (“Materion”), entered into a Share Purchase Agreement (the “SPA”) with HCST Hungary Holding Vagyonkezelő Korlátolt Felelősségű Társaság, a limited liability company organized under the laws of Hungary (“Seller”), H.C. Starck Group GmbH, a limited liability company organized under the laws of Germany (“German Parent”), and Opus HoldCo S.à r.l., a limited liability company (Société à responsabilité limitée) incorporated under the laws of Luxembourg (“Lux Parent”), pursuant to which, among other things, Seller agreed to sell all of the shares of H.C. Starck Inc., a Delaware corporation (the “Company”), to Materion (the “Acquisition”).

On November 1, 2021 (the “Closing Date”), upon the terms and subject to the conditions set forth in the SPA the Acquisition was completed.
Item 1.01 Entry into a Material Definitive Agreement.
On October 27, 2021, Materion entered into a Fourth Amended and Restated Credit Agreement (the “Credit Agreement”), by and among Materion, Materion’s subsidiary, Materion Netherlands B.V., Materion’s other foreign subsidiaries party thereto from time to time, the financial institutions party thereto from time to time as lenders, JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, National Association and Bank of America, N.A., as co-syndication agents, KeyBank National Association, as documentation agent, and JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC and BofA Securities, Inc., as joint bookrunners and joint lead arrangers. The Credit Agreement refinances Materion’s previous Third Amended and Restated Credit Agreement, dated September 24, 2019 (as amended). Among other things, the Credit Agreement provides for a $300 million delayed draw term loan facility, extends the maturity date for Materion’s revolving credit facility, carries forward the maximum leverage ratio covenant to accommodate the Acquisition and provides Materion with additional flexibility for future strategic transactions. The Credit Agreement provides Materion and its subsidiaries with borrowing availability of up to $375 million in the form of a revolving credit facility, which matures on October 27, 2026. On November 1, 2021, Materion borrowed the full $300 million available under the delayed draw term facility and used the proceeds to pay a portion of the purchase price of the Acquisition.

Item 2.01 Completion of Acquisition or Disposition of Assets.
As described above, on the Closing Date, Materion acquired all of the shares of the Company from Seller for an aggregate purchase price of $380 million in cash, on a cash-free, debt-free basis, subject to a customary post-closing purchase price adjustment mechanism.
The foregoing description of the SPA is only a summary and is qualified in its entirety by reference to the full text of the SPA, which is filed as Exhibit 2.1 to this Current Report on Form 8- K and incorporated by reference herein.
The SPA is filed with this Current Report on Form 8-K to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Materion, Seller, German Parent or Lux Parent. The representations, warranties and covenants contained in the SPA were made solely for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the SPA, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the SPA instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Materion, Seller, German Parent or Lux Parent. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the SPA, which subsequent information may or may not be fully reflected in Materion’s public disclosures, except to the extent required by law.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information described in Item 1.01 above relating to the Credit Agreement is incorporated herein by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.
On November 1, 2021, Materion issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by Materion under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.
Materion will provide the financial statements required to be filed under Item 9.01 of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b) Pro forma financial information.
Materion will provide the pro forma financial information required to be filed under Item 9.01 of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1*
Share Purchase Agreement, dated as of September 19, 2021, by and among Materion Corporation, HCST Hungary Holding Vagyonkezelő Korlátolt Felelősségű Társaság, H.C. Starck Group GmbH and Opus HoldCo S.à r.l. (incorporated herein by reference to Exhibit 2.1 to Materion’s Form 8-K filed on September 20, 2021, Commission File No. 001-15885)

10.1
Fourth Amended and Restated Credit Agreement, by and among Materion Corporation, Materion Netherlands B.V., the other foreign borrowers party thereto from time to time, the financial institutions party thereto from time to time as lenders, JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, National Association and Bank of America, N.A., as co-syndication agents, KeyBank National Association, as documentation agent, and JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC and BofA Securities, Inc., as joint bookrunners and joint lead arrangers

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The schedules and exhibits to the Share Purchase Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Materion will furnish copies of any such schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

November 1, 2021	By:	/s/ John M. Zaranec
John M. Zaranec
Vice President, Corporate Controller and Investor Relations